                                                                   EXHIBIT 10.26

                               Lease Schedule 02
                      to Master Lease Agreement Number 2201

VENCORE SOLUTIONS LLC
7155 SW Varns Street * Portland, OR 97223 503.598.4144 * FAX: 503.684.0948

LESSEE NAME AND ADDRESS                            EQUIPMENT LOCATION
MICROHELIX, INC.
16125 SW 72ND AVENUE                               16125 SW 72ND  AVENUE
TIGARD, OR 97224                                   TIGARD, OR 97224

    LESSEE MAY HAVE RIGHTS UNDER THE SUPPLY CONTRACT WITH THE SUPPLIER OF THE EQUIPMENT AND MAY CONTACT THE SUPPLIER FOR A DESCRIPTION OF SUCH RIGHTS.

PERIODIC RENTAL PAYMENTS       MINIMUM LEASE   ADVANCE RENTALS RECEIPTED                SECURITY
(Subject to Applicable Taxes)  TERM IN MONTHS  FOR APPLY TO FIRST AND LAST 2 PAYMENTS   DEPOSIT
-----------------------------  --------------  --------------------------------------   -------
$17,159.00                     27              $51,477.00                               $18,450.00

LESSEE HEREBY LEASES FROM LESSOR THE EQUIPMENT DESCRIBED IN SCHEDULE "A" ATTACHED HERETO ON THE TERMS SET FORTH ABOVE. ALL OF THE TERMS AND CONDITIONS OF THE MASTER LEASE AGREEMENT REFERENCED ABOVE, WHICH LESSEE ACKNOWLEDGES IT HAS READ AND UNDERSTANDS IN ITS ENTIRETY ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART OF THE LEASE CREATED BY THIS LEASE SCHEDULE.

IN ADDITION TO THE UNDERSIGNED, /S/ TY PETTIT IS HEREBY AUTHORIZED TO EXECUTE THE FOLLOWING "NOTICE OF ACCEPTANCE".

LESSOR                     Date 6/24/03   LESSEE                    Date 6/24/03

VENCORE SOLUTIONS LLC                     MICROHELIX, INC.
---------------------                     ----------------
                                          FULL LEGAL NAME OF LESSEE
BY:                                       BY: /S/ TY PETTIT           CEO
                                              ----------------------------------
                                              TY PETTIT             (TITLE)

NOTICE OF ACCEPTANCE

      LESSEE acknowledges that (1) it has selected both the supplier and the Equipment without recommendation of LESSOR; (2) it has fully inspected the Equipment, which has been delivered by supplier to LESSEE on the date set forth below; (3) the Equipment fully conforms with the terms of the Lease; (4) the Equipment has not been installed on a trial basis; (5) the Equipment is in good repair, condition, and working order; and (6) it accepts the Equipment as-is and where-is.

      LESSEE FURTHER ACKNOWLEDGES THAT LESSOR HAS MADE NO WARRANTY
OR REPRESENTATION, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FORA PARTICULAR PURPOSE, DESIGN, CONDITION, WORKMANSHIP OR OTHERWISE WITH REGARD TO THE EQUIPMENT, AND AS TO LESSOR, LESSEE LEASES THE EQUIPMENT "AS-IS" AND "WITH ALL FAULTS".

      LESSEE understands and agrees that neither the supplier nor any of its sales personnel or agents is an agent of LESSOR, and any broker involved in this transaction is an agent of LESSEE and not LESSOR. No sales person nor agent of either supplier or broker is authorized to waive or alter any term or condition of the Lease and no representation as to the Equipment or any other matter by supplier or broker shall in any way relieve or lessen LESSEE's duty to pay rent or perform its other obligations under the Lease.

THE UNDERSIGNED ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THIS ACCEPTANCE

                                          LESSEE                   Date 6/24/03

When executed, this document              MICROHELIX, INC.
acknowledges full delivery of and         ----------------
Lessee's complete satisfaction with       FULL LEGAL NAME OF LESSEE
the equipment.                            BY: /S/ TY PETTIT           CEO
                                              ----------------------------------
                                              TY PETTIT             (TITLE)

VENCORE SOLUTIONS LLC
FINANCIAL SERVICES AND EMERGING GROWTH COMPANIES COMING TOGETHER

VENCORE SOLUTIONS LLC
7155 SW Varns Street * Portland, OR 97223
(503) 5984144 * FAX: (503) 598-2088

LEASE #: 220102                           DATE: June 23, 2003

Insurance Agent: AMERICAN BENEFITS
                 -----------------
Address: 9400 SW BARNES ROAD, SUITE 307
         ------------------------------
City: PORTLAND
State: OR                         Zip: 97225
Phone: (503) 292-1580                                       Fax:(503) 297-6661
Attention: ART RICHARDS

FROM: MICROHELIX, INC.
16125 SW 72ND AVENUNE
TIGARD, OR 97224
Ins. Co.:                       Policy #:                Expiration Date:

Dear Agent:

VENCORE SOLUTIONS LLC ("Lessor") is about to enter into a Lease Rental Agreement (the "Lease") with the above-referenced LESSEE for the equipment described in the attached copy of the Lease or Schedule "A" (the "Equipment"). The Equipment will be located at 16125 SW 72ND AVENUE, TIGARD, OR 97224(EQUIPMENT LOCATION) and has an original equipment cost of THREE HUNDRED SIXTY-NINE THOUSAND AND 00/100 ($ 369,000.00). Pursuant to the terms of the Lease, the LESSEE is required to provide insurance coverage in relation to the Equipment and is required to provide Lessor with an insurance certificate naming Lessor and its assigns as loss payee and/or additional insured as indicated below:

Business personal property insurance is to be provided for all risks of any kind whatsoever for the full replacement value of the Equipment. Lessor and its assigns and successors as they may appear are to be named as loss payees, and the certificate should reflect such loss payees as follows: Lessor and its assigns and successors.

Liability coverage is to be provided with a combined single limit in the amount of $1,000,000.00. CREDITOR and its assigns and successors are to be named as additional insureds, and the certificate should reflect such additional insureds as follows: CREDITOR and its assigns and successors.

Please send the Certificate of Insurance with the standard (30) day notice of cancellation clause to VENCORE SOLUTIONS LLC, 7155 SW VARNS STREET, PORTLAND, OREGON 97223. Please place the above-referenced Lease Rental Agreement Number on the Certificate of Insurance.

Thank you very much for your assistance.

LESSOR:                                   LESSEE:
VENCORE SOLUTIONS LLC                     MICROHELIX, INC.



PLEASE PLACE LEASE NUMEBER ON INSURANCE POLICY

                                  SCHEDULE 'A'

SCHEDULE FORMING PART OF AGREEMENT #220102 BETWEEN VENCORE SOLUTIONS LLC, LESSOR AND MICROHELIX, INC., LESSEE


DESCRIPTION OF LEASE EQUIPMENT

   Quantity        N/U     Description
   --------        ---     -----------
                           ****SALE AND LEASE BACK****

      4             U      4420 LASERS MICRO MACHINING SYSTEMS WITH ALL RELATED EQUIPMENT
                           SERIAL NUMBERS:  142016, 142018, 142019 AND 142004

      1             U      COIL WINDER WITH COIL FIXTURE

      I             U      STEEGER 24 CARRIER FINE WIRE BRAIDER MODEL 5098

BILL OF SALE

      THE UNDERSIGNED, MICROHELIX, INC. ("Seller"), of 16125 SW 72ND AVENUE, TIGARD, OR 97224, in consideration of THREE HUNDRED SIXTY-NINE THOUSAND AND 00/100 ($369,000.00) paid by VENCORE SOLUTIONS LLC ("Buyer'), of 7155 SW Varns Street, Portland, OR 97223, the receipt of which is hereby acknowledged, does hereby sell and deliver to Buyer, its successors and assigns, all of the machinery, equipment and other tangible personal property as described and set forth below (collectively the "Equipment") located at: 16125 SW 72ND AVENUE, TIGARD, OR 97224.

EQUIPMENT DESCRIPTION:

      SEE "SALE LEASEBACK" PORTION OF SCHEDULE 'A', ATTACHED HERETO AND MADE A PART HEREOF.

SELLER WARRANTIES AND COVENANTS:

With regard to the Equipment, Seller hereby represents, warrants and covenants to Buyer:

1 ) That Seller is the true and lawful owner of the Equipment and has the legal right to sell the Equipment to Buyer;

2) That the Equipment is free and clear from any and all encumbrances whatsoever;

3) That good and marketable title to the equipment is hereby conveyed to Buyer and its Successors and assigns; and

4) That Seller will defend the title to the Equipment against all claims and demands of all persons, firms, associations and corporations and other entities and will inden-mify Buyer and its successors and assigns against any and all losses relating to the title to the Equipment conveyed hereunder.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale this 24th day of June, 2003

                                          SELLER:
                                          MICROHELIX, INC.

                                          By:    /s/  Ty Pettit
                                                 -------------------------------
                                                 TY PETTIT
                                          Title: CHIEF EXECUTIVE OFFICER
                                                 -------------------------------

Reference Number: 220102